                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   May 17, 1996
                                                      --------------------


                        NATIONAL MEDIA CORPORATION
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                       I-6715                     13-2658741
- --------------------------  ------------------------       ---------------------
(State or other juris-      (Commission File Number)       (IRS Employer Identi-
 diction of incorporation)                                  fication No.)


1700 Walnut Street, Philadelphia, PA                                    19103
- ----------------------------------------                              ----------
(Address of principle executive offices)                              (Zip Code)


Registrant's telephone number, including area code    215-772-5000
                                                   ------------------

                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                       ----------------------------------


                        No Exhibit Index appears herein.

Item 7(b) of National Media Corporation's (the "Registrant") Current Report on Form 8-K, dated May 17, 1996 (the "Report"), is hereby amended and restated in its entirety as follows:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION.

The following Pro Forma Consolidated Balance Sheet (unaudited) at March 31, 1996 and Pro Forma Consolidated Statement of Income (unaudited) for the 12 months ended March 31, 1996 give pro forma effect to (i) the Registrant's acquisition of DirectAmerica Corporation and California Production Group, Inc. (collectively, "DirectAmerica") in October 1995, and (ii) the Registrant's acquisition of Positive Response Television, Inc. ("Positive Response") described more fully under Item 2 of the Report, as if such transactions occurred as of March 31, 1996 for the Pro Forma Consolidated Balance Sheet and as of April 1, 1995 for the Pro Forma Consolidated Statement of Income. Each of such acquisitions was treated as a "purchase" for accounting purposes.

The Pro Forma Consolidated Balance Sheet is based on (i) the Registrant's historical condensed consolidated balance sheet as of March 31, 1996 (which reflects the acquisition of DirectAmerica in October 1995), and (ii) Positive Response's unaudited condensed consolidated balance sheet as of March 31, 1996.

The Pro Forma Consolidated Statement of Income is based on (i) the Registrant's historical condensed consolidated statement of operations for the fiscal year ended March 31, 1996 (which reflects data for DirectAmerica for the period beginning October 25, 1995 through March 31, 1996), (ii) Positive Response's unaudited condensed consolidated statements of operations for the nine month period ended December 31, 1995 and the three month period ended March 31, 1996, and (iii) a pro-rata portion (approximately 70%) of DirectAmerica's unaudited historical combined statement of operations for the period January 1 to October 24, 1995.

The pro forma information does not purport to be indicative of the combined results of operations or financial position that would have been reported had these transactions taken place as of March 31, 1996 with respect to the Pro Forma Consolidated Balance Sheet data or as of April 1, 1995 with respect to the Pro Forma Consolidated Statement of Income data, as the case may be, or future results of operations or financial position of the Registrant. The Pro Forma Consolidated Financial Statements should be read in conjunction with the Registrant's historical financial statements and related notes thereto included in its Annual Report on Form 10-K for the fiscal year ended March 31, 1996, and the historical financial statements and notes thereto of Positive Response for the year ended December 31, 1995 and the three months ended March 31, 1996 included in the Report under Item 7(a).

The Pro Forma Consolidated Financial Statements do not give effect to any shares of the Registrant's common stock which may be issued to shareholders of DirectAmerica contingent upon certain revenue levels being achieved. See the Registrant's Current Report on Form 8-K, dated October 19, 1995, under Item 2 for a complete description of the circumstances under which such shares may be issued. The Pro Forma Consolidated Financial Statements do give effect to the issuance of the Escrow Shares (as defined under Item 2 of the Report).

                                               PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                         AT MARCH 31, 1996


                                           ----------------------------
                                                    HISTORICAL

                                           -------------   ------------
                                           NATIONAL            POSITIVE               PRO FORMA
                                             MEDIA             RESPONSE             ADJUSTMENTS(1)     PRO FORMA
                                           --------            --------             --------------     ---------
(DOLLARS IN THOUSANDS)
ASSETS

Current Assets:

   Cash and cash equivalents               $ 18,405            $  2,487             $     0            $ 20,892

   Accounts receivable, net                  32,051               5,469                (515) (2)         36,597
                                                                                       (158) (3)
                                                                                       (250) (4)

   Inventories                               22,605               2,022                (250) (4)         24,377


   Prepaid expenses and other                19,323               7,265              (1,000) (4)         25,588
                                           --------            --------             --------           --------

     Total current assets                    92,384              17,243              (2,173)            107,454

   Property, plant and
    equipment, net                            6,954                 618                   0               7,572

   Other assets                               2,907                 676                 (740) (5)         2,843

   Goodwill and intangibles, net             14,303                   0               16,191  (4)        31,394
                                                                                         900  (5)
                                           --------            --------             --------           --------

TOTAL ASSETS                               $116,548            $ 18,537             $ 14,178           $149,263
                                           --------            --------             --------           --------
                                           --------            --------             --------           --------

LIABILITIES AND SHAREHOLDERS'
EQUITY


Current Liabilities:

   Current maturities of long-term debt    $    876            $     25             $      0           $    901

   Accounts payable                          20,412               1,329                    0             21,741

   Accrued expenses                          26,510               3,366                 (515) (2)        30,021
                                                                                         160  (5)
                                                                                         500  (4)

   Notes payable to bank                          0               1,578                    0              1,578

   Other                                      5,864                 401                    0              6,265
                                           --------            --------             --------           --------

     Total  current liabilities              53,662               6,699                  145             60,506

   Long-term debt and capital
    lease obligations                         4,054                  85                    0              4,139

   Other liabilities                          2,370                   0                    0              2,370
                                           --------            --------             --------           --------

Total liabilities                            60,086               6,784                  145             67,015


SHAREHOLDERS' EQUITY                         56,462              11,753                 (158) (3)(8)     82,248
                                                                                     (11,753) (4)
                                                                                      25,944  (4)
                                           --------            --------             --------           --------


TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                      $116,548            $ 18,537             $ 14,178           $149,263
                                           --------            --------             --------           --------
                                           --------            --------             --------           --------


                                          PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                          YEAR ENDED MARCH 31, 1996

                                     -------------------------------------

                                                  HISTORICAL

                                     -------------------------------------

                                                                                PRO FORMA             PRO FORMA
                                                                               ADJUSTMENTS           ADJUSTMENTS
                                      NATIONAL      DIRECT       POSITIVE          FOR                   FOR
                                        MEDIA       AMERICA      RESPONSE   DIRECT AMERICA(1)   POSITIVE RESPONSE(1)  PRO FORMA
                                      --------     --------      --------   -----------------   --------------------  ---------

(DOLLARS IN THOUSANDS,
EXCEPT PER SHARE DATA)
Revenues:

   Product sales                      $285,676     $      0      $ 43,362      $      0               $      0        $329,038

   Royalties                             5,597        1,485         1,971        (1,157)(6)             (1,115)(6)       6,781

   Production income                         0          692             0          (270)(7)                  0             422

   Sales commissions
    and other revenues                   1,334            8           173             0                      0           1,515
                                      --------     --------      --------      --------               --------        --------

   Net revenues                        292,607        2,185        45,506        (1,427)                (1,115)(6)     337,756

Operating costs and
expenses:

   Media Purchase                       86,518            0        23,437             0                      0         109,955

   Direct costs                        151,198        1,266        20,934        (1,157)(6)             (1,115)(6)     171,014
                                                                                   (270)(7)                158 (8)

   Selling, general and
    administrative                      33,772        1,011         6,029           290 (9)                855 (9)      41,857
                                                                                   (100)(11)

   Interest income                           0            0           (36)            0                      0             (36)

   Interest expense                      1,015            0             0             0                      0           1,015
                                      --------     --------      --------      --------               --------        --------

   Total Operating Expenses            272,503        2,277        50,364        (1,237)                  (102)        323,805
                                      --------     --------      --------      --------               --------        --------

Income (loss) before                    20,104          (92)       (4,858)         (190)                (1,013)         13,951
 income taxes

Income taxes                             3,525           18        (1,648)            0                    523 (10)      2,418
                                      --------     --------      --------      --------               --------        --------

Net income (loss)                       16,579         (110)       (3,210)         (190)                (1,536)         11,533
                                      --------     --------      --------      --------               --------        --------
                                      --------     --------      --------      --------               --------        --------

Income (loss) per share
   Primary                            $    .74                                                                        $    .48
                                      --------                                                                        --------
                                      --------                                                                        --------

   Fully-diluted                      $    .71                                                                        $    .45
                                      --------                                                                        --------
                                      --------                                                                        --------

Weighted average number
of common shares
outstanding

   Primary                          23,175,900                                                                      25,326,259 (12)
                                    ----------                                                                      ----------
                                    ----------                                                                      ----------

   Fully-diluted                    23,287,600                                                                      25,437,959 (12)
                                    ----------                                                                      ----------
                                    ----------                                                                      ----------

The pro forma adjustments to the Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Income Statement are as follows:

(1) Represents the pro forma adjustments related to the Registrant's acquisition of DirectAmerica and Positive Response, as applicable.

(2) Elimination of royalties payable to Positive Response by the Registrant.

(3) Elimination of billings by Positive Response to the Registrant for shows licensed to the Registrant for global airing.

(4) To record the excess of the purchase price for the net assets acquired under the purchase method of accounting for the Positive Response acquisition. The purchase price allocation for Positive Response is based on management's preliminary estimates of the fair value of assets acquired and liabilities assumed. The final allocation may differ from these estimates. The consideration for the acquisition is the issuance of 1,836,773 shares of the Registrant's common stock valued at $25.9 million.

(5) Recording of expenses in connection with the Registrant's acquisition of Positive Response.

(6) Elimination of royalty revenues generated by DirectAmerica and Positive Response (and the related expenses incurred by the Registrant) from shows produced by DirectAmerica and Positive Response for the Registrant.

(7) Elimination of production income and related costs incurred by DirectAmerica on shows produced for the Registrant.

(8) Elimination of rights fee income earned by Positive Response on shows licensed to the Registrant for global airing.

(9) Represents the amortization of intangibles by the straight-line method over twenty years.

(10) To record the tax effect of pro forma adjustments to income.

(11) Reflects base salary of major DirectAmerica shareholder under new employment agreement as compared to salary under prior owner/operator business structure.

(12) Earnings per share are based upon the weighted average number of shares of the Registrant's common stock and common equivalent shares outstanding for the period presented, assuming the issuance of an aggregate of 554,456 shares in connection with the acquisition of DirectAmerica in October 1995 (of which 313,586 are not included in the Registrant's historic weighted average for the twelve months ended March 31, 1996) and the issuance of an aggregate of 1,836,773 shares in connection with the Registrant's acquisition of Positive Response on May 17, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NATIONAL MEDIA CORPORATION
                                   (Registrant)


Date: JUNE 13, 1996                By:  /s/ James M. Gallagher
     --------------                    -----------------------------------------
                                   Name:  James M. Gallagher
                                   Title: Chief Financial Officer